SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                               (Amendment No.   )


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                                 "NBTY Logo"





                               PROXY STATEMENT
                                     for
                                May 12, 2003
                       Annual Meeting of Stockholders
                                of NBTY, Inc.

                                 NBTY, Inc.
                              90 Orville Drive
                           Bohemia, New York 11716


Scott Rudolph
Chairman of the Board and
Chief Executive Officer




                                                                "NBTY Logo"

                                                             April 21, 2003

Dear Stockholder:

      You are cordially invited to attend the 2003 Annual Meeting of Stockholders of NBTY, Inc. to be held on May 12, 2003, at 10:00 A.M., local time, at the Wyndham Wind Watch Hotel, 1717 Motor Parkway, Hauppauge, New York. On the following pages, you will find information about the meeting, together with a Proxy Statement.

      At the meeting, management will review NBTY's operations, discuss the financial statements for the fiscal year ended September 30, 2002, and report on our results of operations for the six month period ended March 31, 2003, as well as our plans for the future. A question and answer session for stockholders will follow.

      Your vote is important to us. If you cannot be with us in person, please be sure to vote your shares by proxy. This may be accomplished by:
(i) signing and dating the enclosed proxy card and returning it in the postage-paid return envelope; (ii) voting your shares over the Internet; or
(iii) voting your shares by telephone. Your prompt return of the proxy card or vote over the Internet or by telephone will help us avoid additional solicitation costs. If you send in the proxy card and attend the Annual Meeting, you may continue to have your shares voted as instructed in the proxy or you may withdraw your proxy at the Annual Meeting and vote your shares in person. Instructions for voting over the Internet or by telephone accompany the Proxy Statement.

                                       Sincerely,

                                       /s/ Scott Rudolph

                                       Scott Rudolph,
                                       Chairman of the Board and
                                       Chief Executive Officer

                                 NBTY, INC.
                  90 Orville Drive, Bohemia, New York 11716

                NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS

            SUMMARY OF PROPOSALS TO BE CONSIDERED BY STOCKHOLDERS

      Notice is hereby given that the 2003 Annual Meeting of Stockholders of NBTY, Inc. (the "Company") will be held at the Wyndham Wind Watch Hotel, 1717 Motor Parkway, Hauppauge, New York 11788 on May 12, 2003, at 10:00 A.M., local time, for the purpose of considering and taking action on the following:

      (1) to re-elect Aram G. Garabedian, Bernard G. Owen and Alfred Sacks to Class I of the Board of Directors, to serve until the 2006 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

      (2) to ratify the Board of Directors' appointment of PricewaterhouseCoopers LLP as independent certified public accountants to audit the consolidated financial statements of the Company for the fiscal year ending September 30, 2003; and

      (3) to transact such other business as may properly come before the meeting or any adjournment thereof.

      Stockholders who were owners of shares of NBTY, Inc. common stock at the close of business on April 15, 2003 (the "Record Date") may attend and vote at the Annual Meeting or may vote by proxy (i) by signing and dating the enclosed proxy card and returning it to the Company; (ii) on the Internet; or (iii) by telephone.

      This summary is qualified in its entirety by the detailed information contained within the enclosed Proxy Statement.

      We look forward to seeing you at the Annual Meeting.

                                       Cordially,

                                       /s/ Scott Rudolph

                                       Scott Rudolph
                                       Chairman of the Board and
                                       Chief Executive Officer

Bohemia, New York
April 21, 2003

                                 NBTY, INC.
                  90 Orville Drive, Bohemia, New York 11716

                               PROXY STATEMENT
                   FOR 2003 ANNUAL MEETING OF STOCKHOLDERS

                   INFORMATION CONCERNING THE SOLICITATION

      The Proxy Statement and enclosed Proxy Card are being furnished to all holders as of April 15, 2003 (the "Record Date") of the common stock, par value $.008 per share (the "Common Stock"), of NBTY, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies, in the form enclosed, by the Board of Directors of the Company for use at the 2003 Annual Meeting of Stockholders to be held on May 12, 2003, and at any adjournments thereof (the "Meeting"). The persons named as proxies were selected by the Board of Directors of the Company.

      The Company anticipates first sending this Proxy Statement and the enclosed Proxy Card to its stockholders on or about April 21, 2003. The Company's Annual Report to Stockholders, which includes financial statements for the fiscal year ended September 30, 2002 (the "2002 Fiscal Year"), is being mailed together with this Proxy Statement to stockholders entitled to vote at the Meeting. The Annual Report is not to be regarded as proxy soliciting material.

      The enclosed Proxy Card provides that each stockholder may specify that his or her shares (i) be voted "FOR" the election of the named nominees to the Company's Board of Directors with provision to "WITHHOLD AUTHORITY" as to all nominees or any individual nominee or nominees; and
(ii) be voted "FOR", "AGAINST" or "ABSTAIN" from voting with respect to the Board of Directors' appointment of PricewaterhouseCoopers LLP as independent certified public accountants to audit the consolidated financial statements of the Company for the fiscal year ending September 30, 2003. Except with respect to broker "non-votes", where a signed Proxy Card is returned, but no choice is specified, the shares will be voted "FOR" the election of each named nominee to the Company's Board of Directors and "FOR" the ratification of PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year ending September 30, 2003. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.

      Under the General Corporation Law of the State of Delaware, the state in which the Company is incorporated, an abstaining vote or a broker "non-vote" is deemed to be "present" for quorum purposes but is not deemed to be a "vote cast" at the Meeting. As a result, abstentions and broker "non-votes" are not included in the tabulation of the voting results on the election of Directors, which requires approval of a plurality of the votes cast at the Meeting. "Plurality" means that the individuals who receive the largest number of votes cast are elected as Directors, up to the maximum number of Directors to be chosen at the Meeting. Consequently, any shares not voted (whether by abstention, withholding authority or broker "non-vote") have no impact in the election of Directors.

      Abstentions and broker "non-votes" will have the same effect as votes "AGAINST" the ratification of the Board of Directors' appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending September 30, 2003. Approval of this appointment requires a majority vote "FOR" the proposal by the holders of shares of Common Stock present, in person or represented by proxy, at the Meeting (at which a quorum is present). Shares representing a majority of the votes entitled to be cast by the holders of the outstanding shares of Common Stock must be represented in person or by proxy at the Meeting in order for a quorum to be present.

      All shares entitled to vote and represented by properly executed proxies received prior to the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions indicated on those proxies. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy may be revoked (i) by filing with the Secretary of the Company, at or prior to taking of the vote at the Meeting, a written notice of revocation or a duly executed Proxy Card, in either case later dated than the prior proxy relating to the same shares, or (ii) by attending the Meeting and voting in person (although attendance at the Meeting will not itself revoke a proxy). Any written notice of revocation or subsequent Proxy Card should be sent to NBTY, Inc., 90 Orville Drive, Bohemia, New York 11716, Attention: Secretary, or hand-delivered to the Secretary, at or before the taking of the vote at the Meeting. Instructions for voting on the Internet or by telephone may be found in the Proxy Voting Instructions accompanying the Proxy Card. Except as set forth above, if no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors.

      If any other matters are properly presented at the Meeting for consideration, including, among other things, consideration of a motion to adjourn the Meeting to another time or place, the persons named in the enclosed form of Proxy Card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment to the same extent as the person signing the Proxy Card would be entitled to vote. The Company does not currently anticipate that any other matters will be raised at the Meeting or that the Meeting will be adjourned.

      The Company has fixed the close of business on April 15, 2003 as the Record Date for determining the holders of its Common Stock who will be entitled to notice of and to vote at the Meeting. On April 15, 2003, the Company had issued and outstanding approximately 66,451,570 shares of its Common Stock, which were the only outstanding shares of the capital stock of the Company. Holders of Common Stock are entitled to one vote for each share owned of record.

PROPOSAL 1.

                            ELECTION OF DIRECTORS

      The Company's Amended and Restated By-Laws provide that the members of the Board of Directors of the Company shall be divided into three classes and that the number of Directors constituting the Board of Directors shall from time to time be fixed and determined by a vote of a majority of the Company's entire Board of Directors serving at the time of such vote. As of the date of this Proxy Statement, the Board of Directors is comprised of eleven members, with Class I Directors consisting of three members, Class II Directors consisting of four members and Class III Directors consisting of four members, each of whom shall serve until the end of each respective three-year term, or until their successors are duly elected and qualified. The Board of Directors has nominated each of Aram G. Garabedian, Bernard G. Owen and Alfred Sacks for re-election as a Class I Director.

      Stockholders of the Company do not have cumulative voting rights with respect to the election of Directors. It is the intention of the persons named in the enclosed form of Proxy Card to vote such proxy "FOR" the election of the named nominees for Class I directorships unless authorization is withheld on the Proxy Card. Should any nominee be unable or unwilling to serve as a Director, which is not anticipated, it is intended that the named proxies will vote for the election of such other person or persons as they, in their discretion, may choose.

Information as to Director Nominees

      The following table provides information as of April 1, 2003 with respect to each of the Company's Director nominees.


Name and year first
 became a Director                                Principal Occupation during
   of the Company      Age                            the past Five Years
-------------------    ---                        ---------------------------

CLASS I-Terms Expiring at the 2003 Annual Meeting of Stockholders

Aram G. Garabedian     67     Elected a State Senator of the State of Rhode Island in 2000 and had
  1971                        been a representative in that State's legislature from 1972 through
                              1978, and 1998 through 2000. Since 1986, he has been a real estate property manager and developer in Rhode Island and is the President of Bliss Properties, Inc. He was associated with the Company and its predecessor, Arco Pharmaceuticals, Inc., for 20 years in a sales capacity and as an officer.

Bernard G. Owen        74     Is retired, having been previously associated with Cafiero, Cuchel and
  1971                        Owen Insurance Agency, Pitkin, Owen Insurance Agency and Wood-
                              HEW Travel Agency.

Alfred Sacks           75     President of Al Sacks, Inc., an insurance consulting firm, for the past
  1971                        40 years.

Information as to Directors

      The following table provides information as of April 1, 2003 with respect to each of the Company's Directors.


Name and year first
 became a Director                                Principal Occupation during
   of the Company      Age                            the past Five Years
-------------------    ---                        ---------------------------

CLASS II-Terms Expiring at the 2005 Annual Meeting of Stockholders

Scott Rudolph          45     The Chairman of the Board of Directors and Chief Executive Officer
  1986                        and a more than 5% stockholder of the Company. He served as the
                              Chairman of of the Board of Directors of Dowling College, Long
                              Island, New York from 1997 through 2000, and is currently the Vice
                              Chairman of the Dowling College Board. He joined the Company in
                              1986. He is the son of Arthur Rudolph.

Murray Daly            76     Formerly a Vice President of J. P. Egan Office Equipment Co., he is a
  1971                        consultant to the office equipment industry.

Nathan Rosenblatt      46     President and Chief Executive Officer of Ashland Maintenance Corp.,
  1994                        a commercial maintenance organization located in Long Island City,
                              New York.




Name and year first
 became a Director                                Principal Occupation during
   of the Company      Age                            the past Five Years
-------------------    ---                        ---------------------------

Peter White            48     President and Chief Executive Officer of I. J. White Corporation, a
  2001                        company based in Farmingdale, New York, engaged in the worldwide engineering and manufacturing of conveying systems for the food industry.

CLASS III-Terms Expiring at the 2004 Annual Meeting of Stockholders

Arthur Rudolph         75     Founded Arco Pharmaceuticals, Inc., the Company's predecessor, in
  1971                        1960 and founded the Company in 1971. He served as the Company's
                              Chief Executive Officer and Chairman of the Board of Directors until his resignation in September 1993. He is the father of Scott Rudolph.

Glenn Cohen            43     President of Save-on Sprinkler Co., a sprinkler company.
  1988

Michael L. Ashner      50     President and Chief Executive Officer of Winthrop Financial Associ-
  1998                        ates, a real estate investment banking firm affiliated with Apollo Real
                              Estate, since 1995. Mr. Ashner serves on the Board of Directors of
                              Shelbourne Properties I, Shelbourne Properties II, Shelbourne Proper-
                              ties III and Greate Bay Hotel and Casino, Inc.

Michael C. Slade       53     Senior Vice President and Secretary of the Company. He was the
  1998                        President and an owner of Nutrition Headquarters Corp. and Nutro
                              Laboratories, Inc. before their acquisition by the Company in 1998.
                              He is a member of the Board of Trustees of North Shore-LIJ Health
                              System. He is also a member of the Board of Trustees of North
                              Shore-LIJ Research Institute.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RE-ELECTION OF THE CLASS I DIRECTORS, ARAM G. GARABEDIAN, BERNARD G. OWEN AND ALFRED SACKS. IN THE EVENT THAT ANY NOMINEE NAMED AS A CLASS I DIRECTOR IS UNABLE TO SERVE (WHICH IS NOT ANTICIPATED), THE PERSONS NAMED AS PROXIES MAY VOTE FOR ANOTHER NOMINEE OF THEIR CHOICE.

Committees of the Board of Directors

      The Board of Directors has four standing committees: (i) an Audit Committee; (ii) a Compensation and Stock Option Committee; (iii) a Nominating Committee; and (iv) a Strategic Planning Committee.

      The Audit Committee is composed of Michael L. Ashner (Chairman), Aram
G. Garabedian and Nathan Rosenblatt. The Audit Committee is comprised entirely of non-employee Directors. The Audit Committee is charged with:
(i) recommending to the Board independent auditors to audit the Company's financial statements; (ii) reviewing the audit with the auditors and management; (iii) reviewing the Company's dealings with Directors and their affiliates; (iv) reviewing the Company's legal affairs; and (v) consulting with the auditors and Company personnel regarding risk management and the adequacy of the Company's financial and accounting procedures and controls. In carrying out its responsibilities, the Audit Committee also meets with the independent auditors in executive session, without members of management present. The Audit Committee met four times during the 2002 Fiscal Year. In addition, certain matters were discussed among a member of the Audit Committee and representatives of the Company's independent auditors; however, a quorum was not present during such discussions.

      The Compensation and Stock Option Committee is composed of Arthur Rudolph (Chairman), Glenn Cohen and Alfred Sacks. The Compensation Committee is comprised entirely of non-officer Directors. The Compensation Committee is charged with: (i) developing compensation policies for the Company, including stock options, consistent with and linked to the Company's strategies; (ii) evaluating, in consultation with all outside Directors, the performance of the Company's Chief Executive Officer and recommending his compensation and that of all executive management to the Board annually; (iii) reviewing and approving all other officers' compensation; and (iv) recommending to the Board the fees of outside Directors. The Compensation Committee met once during the 2002 Fiscal Year. The Compensation Committee's report on executive compensation can be found on page 12.

      The Nominating Committee is composed of Nathan Rosenblatt (Chairman), Murray Daly, Bernard G. Owen, Arthur Rudolph and Scott Rudolph. The Nominating Committee is charged with: (i) establishing criteria for Board membership; (ii) searching for and screening candidates to fill vacancies on the Board; (iii) recommending an appropriate slate of candidates for election each year and, in this regard, evaluating the performance of individual Directors; (iv) assessing the overall performance of the Board; and (v) considering issues regarding the composition and size of the Board. The Nominating Committee met once during the 2002 Fiscal Year.

      The Nominating Committee will consider nominations for Board membership by stockholders. Stockholders wishing to nominate Director candidates for consideration may do so by writing to NBTY, Inc., 90 Orville Drive, Bohemia, New York 11716, Attention: Secretary, and providing the candidate's name, biographical data and qualifications.

      The Strategic Planning Committee is composed of Scott Rudolph (Chairman), Arthur Rudolph, Michael C. Slade and Peter J. White. The Strategic Planning Committee exercises the broad powers and authority granted to it under the Company's Amended and Restated By-Laws, including such prerogatives as evaluating potential acquisitions, exploring new marketing areas and assisting in the formulation of major policy objectives. The Strategic Planning Committee met four times during the 2002 Fiscal Year.

      During the 2002 Fiscal Year, the Board convened four regular Board meetings. No special Board meetings were held. Each Director attended at least 75% of the Board meetings and the meetings of the Committees of which such Director was a member.

Compensation of Directors

      During the 2002 Fiscal Year, each Director (other than Scott Rudolph and Michael C. Slade, who are officers of the Company) earned an annual retainer of $30,000 for services rendered as Directors, for a total of $270,000. In addition, each non-officer Director is entitled to reimbursement for out-of-pocket expenses to attend meetings. The Company does not offer a pension plan or other compensation to its non-officer Directors. Any Director who is an officer of the Company does not receive additional compensation for his services as a Director.

      Effective January 1, 1997, the Company entered into a consulting agreement with Rudolph Management Associates, Inc. for the services of Arthur Rudolph, a Director and founder of the Company. The agreement has been renewed for a successive one-year term, ending December 31, 2003. The Agreement provides for a consulting fee in the annual amount of $450,000 for the period ending December 31, 2003, payable in monthly installments. Pursuant to the consulting agreement, Mr. Rudolph will receive certain fringe benefits accorded to other executives of the Company.

Principal Stockholders and Security Ownership of Management

      The following table sets forth the number of shares of Common Stock beneficially owned as of April 1, 2003 by (i) each Director of the Company;
(ii) the executive officers named in the Summary Compensation Table set forth below; (iii) the Directors and executive officers as a group; (iv) each person or entity known by the Company to beneficially own more than five percent of the outstanding shares of Common Stock; and (v) and the Company's ESOP.


                                               Number of Shares
                                                 Beneficially         Percent
            Directors                              Owned (a)       of Class (a)
            ---------                          ----------------    ------------

      Scott Rudolph(b)                             8,941,929           12.9%
      Arthur Rudolph(c)(d)                         2,156,893            3.2%
      Aram G. Garabedian                               3,000            *
      Bernard G. Owen(d)                              68,500            *
      Alfred Sacks(d)                                 60,500            *
      Murray Daly(e)                                  35,000            *
      Glenn Cohen                                          -            -
      Nathan Rosenblatt(f)                            75,000            *
      Michael L. Ashner                               25,000            *
      Michael C. Slade(g)                          2,295,698            3.4%
      Peter J. White(h)                                3,000            *

          Other Named Executive Officers
          ------------------------------

      Harvey Kamil(i)                              1,817,344            2.7%
      William J. Shanahan(j)                         177,000            *
      James P. Flaherty                              101,750            *

          Directors and Executive Officers
          --------------------------------

      All Directors and Executive Officers
       as a group (14 persons)                    15,760,614           22.5%

          Five Percent Holders
          --------------------

      Barclays Global Investors, N.A.(k)(l)        4,485,753            6.8%

          Other
          -----

      NBTY, Inc. Employees'
      Stock Ownership Plan                         2,922,042    4.4%




--------------------
(a) This column includes shares which Directors and executive officers have the right to acquire within 60 days. Except as otherwise indicated, each person and entity has the sole voting and investment power with respect to the shares set forth in the table.
(b) Includes shares held in a trust created by Arthur Rudolph for the benefit of Scott Rudolph and others and options to purchase 2,810,000 shares of Common Stock which are presently exercisable.
(c) Includes 40,000 shares of Common Stock owned by Mr. Arthur Rudolph's wife, as to which Mr. Arthur Rudolph disclaims beneficial ownership.
(d) Includes options to purchase 60,000 shares of Common Stock which are presently exercisable.
(e) Includes options to purchase 10,000 shares of Common Stock which are presently exercisable.
(f) Represents options to purchase 30,000 shares of Common Stock which are presently exercisable and 45,000 shares owned by Mr. Rosenblatt's wife, as to which Mr. Rosenblatt disclaims beneficial ownership.
(g) Includes (i) options to purchase 100,000 shares of Common Stock which are presently exercisable and (ii) 530,847 shares held in a trust for the benefit of Mr. Slade's wife, as to which Mr. Slade disclaims beneficial ownership.
(h) Includes 1,000 shares of Common Stock owned by Mr. White's wife, as to which Mr. White disclaims beneficial ownership.
(i) Includes options to purchase 525,000 shares of Common Stock which are presently exercisable.
(j) Includes options to purchase 70,000 shares of Common Stock which are presently exercisable.
(k) Information is based solely upon the stockholder's Schedule 13G filings with the Securities and Exchange Commission. As disclosed in such filings, Barclays Global Investors International's business address is 45 Freemont Street, San Francisco, California 94105.
(l) Includes 3,702,319 shares of Common Stock beneficially owned by Barclays Global Investors, N.A., and 783,434 shares beneficially owned by Barclays Global Fund Advisors, an affiliate of Barclays Global Investors, N.A.
An asterisk (*) in the above table means percentage ownership of less than one percent.

                            --------------------

                           EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table sets forth information concerning total compensation earned or paid to the Chief Executive Officer and the four other most highly compensated executive officers of the Company who served in such capacities as of September 30, 2002 for services rendered to the Company during each of the last three fiscal years.

                         SUMMARY COMPENSATION TABLE


                                                                                      Long-Term
                                                                                    Compensation
                                                   Annual Compensation                 Awards
                                         ---------------------------------------    ------------
                                                                                     Securities
                                                                                     Underlying
                                                                       Other            Stock
          Name and             Fiscal                                  Annual       Options/SARs         All Other
     Principal Position         Year     Salary ($)    Bonus ($)    Compensation       (#)(a)       Compensation($)(b)
     ------------------        ------    ----------    ---------    ------------    ------------    ------------------

Scott Rudolph                   2002      710,197       600,000          (c)                 -             6,428
  Chairman and                  2001      634,024       500,000          (c)           500,000             6,748
  Chief Executive Officer       2000      621,792       425,000          (c)         1,000,000             7,311

Harvey Kamil                    2002      383,656       250,000          (c)                 -             6,440
  President and                 2001      317,012       225,000          (c)           125,000             6,741
  Chief Financial Officer       2000      310,896       200,000          (c)           250,000             7,311

Michael C. Slade                2002      322,692        70,000          (c)                 -             6,428
  Senior Vice President and     2001      306,346        50,000          (c)            70,000             6,741
  Corporate Secretary           2000      291,341        50,000          (c)            30,000             7,311

James Flaherty                  2002      212,692        65,000          (c)                 -             3,740
  Senior Vice President-        2001      194,519        75,000          (c)                 -             4,841
  Marketing and Advertising     2000      185,000        75,000          (c)            30,000             7,311

William J. Shanahan             2002      181,711        75,000          (c)                 -             6,428
  Vice President-               2001      171,981        75,000          (c)                 -             6,748
  Information Systems           2000      165,000        70,000          (c)            20,000             7,311

--------------------
(a) All stock option grants were made pursuant to the NBTY, Inc. Year 2000 Incentive Stock Option Plan (the "2000 Plan").
(b) Represents amounts contributed by the Company to 401(k) plan and the NBTY, Inc. Employees' Stock Ownership Plan on behalf of the Named Executive Officer.
(c) Perquisites and other personal benefits did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported under the headings of "Salary" and "Bonus".

                            --------------------

Option Grants in Last Fiscal Year

      The following table shows information concerning the number and the value at the end of the 2002 Fiscal Year of unexercised in-the-money options to purchase Common Stock granted to the executive officers named in the Summary Compensation Table. The Company did not grant any stock options or stock appreciation rights to any of the executive officers named in the Summary Compensation Table during the 2002 Fiscal Year.

Aggregated Option Exercises in the 2002 Fiscal Year and Fiscal Year-End Option Values


                                                       Number of Securities      Value of Unexercised
                                                      Underlying Unexercised         In-The-Money
                                                      Options at 9/30/02 (#)    Options at 9/30/02 ($)
                          Shares                      ----------------------    ----------------------
                       Acquired on        Value            Exercisable/              Exercisable/
       Name            Exercise (#)    Realized($)       Unexercisable (a)         Unexercisable (b)
       ----            ------------    -----------       -----------------         -----------------

Scott Rudolph                  -               -           2,810,000/0               20,134,150/0
Harvey Kamil                   -               -             525,000/0                3,818,413/0
Michael C. Slade               -               -             100,000/0                  738,941/0
James Flaherty            30,000         267,377                   0/0                        0/0
William J. Shanahan            -               -              70,000/0                  525,490/0

--------------------
(a)   The securities underlying the options are shares of Common Stock.
(b) Based on the $12.98 closing price of Common Stock on September 30, 2002, less the exercise price payable for such Common Stock.

Employees' Stock Ownership Plan

      The Company has an Employees' Stock Ownership Plan (the "ESOP") pursuant to which the Company can elect to make contributions of cash and/or Common Stock to a related trust for the benefit of eligible associates.

      The ESOP provides as follows:

      Eligibility; Trustee. All associates of the Company, including officers, over the age of 20 1/2 and who have been employed by the Company for at least one year and completed at least 1,000 hours of employment are eligible to participate in the ESOP. Mr. Arthur Rudolph is the Trustee of the ESOP.

      Contributions. Contributions of either cash or Common Stock are made on a voluntary basis by the Company, as authorized and directed from time to time by the Board of Directors. There is no contribution required to be made by the Company in any one year. The ESOP is maintained on a calendar-year basis.

      There are no contributions required or permitted to be made by an associate of the Company. All contributions, if any, made by the Company in any plan year may not exceed 15% of the aggregate compensation of all participants during such plan year. Each eligible associate receives an account or share in the ESOP, and the cash and/or shares of stock contributed to the ESOP each year are credited to his or her account.

      Vesting. Once an associate is eligible, a portion of the stock in his or her account becomes "vested", as follows:


              Number of Years    Percentage of Shares
                 Of Service        Vesting Each Year
              ---------------    --------------------

              Less than 5                  0%
              5 or more                  100%

      Distribution; Voting. If an associate retires, is disabled, dies or his or her employment is otherwise terminated, that associate or that associate's estate will receive the vested portion of such associate's account.

      Each participant directs the Trustee as to the manner in which the Common Stock represented by such participant's account is to be voted and as to the manner in which rights other than voting rights are to be exercised.

      Distribution is to be made only upon a participant's retirement, termination of employment, death or disability (as defined in the ESOP). All distributions are made only in shares of Common Stock.

      Distribution of shares of Common Stock are not taxable to a participant at the time of distribution. Instead, a participant is taxed at the time the participant sells such shares. If the distribution is a lump sum distribution, the amount of gain subject to tax is equal to the amount received upon the sale of the stock, less the amount contributed to the plan in exchange for such stock. Any unrealized appreciation inherent in the stock at the time of distribution will be taxed at long-term capital gains rates. Any subsequent appreciation in the stock will be capital gains, and will be long-term capital gains if the participant owns the stock for at least one year at the time of sale.

Employment Agreements

      Scott Rudolph Employment Agreement. The Company has entered into an employment agreement with Mr. Scott Rudolph (the "Rudolph Agreement"), superseding Mr. Scott Rudolph's prior employment agreement with the Company. The Rudolph Agreement was effective October 1, 2002. Pursuant to the Rudolph Agreement, Mr. Scott Rudolph currently serves as Chairman of the Board and Chief Executive Officer of the Company. The initial term of the Rudolph Agreement is five years, subject to automatic one-year extensions, unless either the Company or Mr. Rudolph provides specified notice to the contrary. Mr. Rudolph is required to devote to the Company substantially all of his working time, attention and efforts. Under the Rudolph Agreement, Mr. Rudolph currently receives a base salary of $750,000 and certain fringe benefits accorded to the other senior executives of NBTY. Mr. Rudolph is also eligible to earn an annual bonus targeted at not less than 50% of his base salary, as determined by the Compensation Committee of the Board, taking into account the achievement by the Company of certain performance goals.

      Mr. Rudolph has the right to terminate the Rudolph Agreement in the event of a material breach by the Company or for other "good reason" (as defined in the Rudolph Agreement). In such event, or if the Company terminates Mr. Rudolph's employment without cause (as defined in the Rudolph Agreement), (i) Mr. Rudolph will be entitled to receive a lump sum amount equal to the greater of: (1) the base salary, automobile allowance and annual bonus (in the amount of 50% of his then base salary) that would be payable for the remaining term of the Rudolph Agreement had such termination not taken place, and (2) three times the sum of (x) his then base salary plus (y) the annual bonus Mr. Rudolph received in the year preceding such termination, (ii) all outstanding equity incentive awards (including stock options) will immediately vest and remain exercisable for a period of one year following the date of such termination (or, if earlier, until the end of the option term), and (iii) Mr. Rudolph would be entitled to receive a payment sufficient to offset the effects of any excise tax ("Excise Tax") imposed under Section 4999 of the Internal Revenue Code of 1986, as amended, if a Change of Control (as defined in the Rudolph Agreement) of the Company occurs after such termination of employment.

      Upon termination of Mr. Rudolph's employment with the Company, following a Change of Control of the Company, Mr. Rudolph would (i) be entitled to receive a lump sum amount equal to 2.99 times the average compensation received by Mr. Rudolph during the five years immediately preceding such termination, (ii) become vested in all outstanding equity incentive awards (including stock options), (iii) have the right to receive a cash payment equal to the "spread" on all outstanding stock options, and
(iv) be entitled to a payment sufficient to offset the effects of any Excise Tax.

      During the term of the Rudolph Agreement (and, in the event Mr. Rudolph terminates his employment other than for good reason or the Company terminates Mr. Rudolph's employment for cause, for a period of one year beyond the expiration of the employment term), Mr. Rudolph will be subject to certain non-competition requirements.

      Harvey Kamil Employment Agreement. The Company has entered into an employment agreement with Mr. Harvey Kamil (the "Kamil Agreement"), superseding Mr. Kamil's prior employment agreement with the Company. The Kamil Agreement was effective October 1, 2002. Pursuant to the Kamil Agreement, Mr. Kamil currently serves as President and Chief Financial Officer of the Company. The initial term of the Kamil Agreement is five years, subject to automatic one-year extensions, unless either the Company or Mr. Kamil provides specified notice to the contrary. Mr. Kamil is required to devote to the Company substantially all of his working time, attention and efforts. Under the Kamil Agreement, Mr. Kamil currently receives a base salary of $420,000 and certain fringe benefits accorded to the other senior executives of NBTY. Mr. Kamil is also eligible to earn an annual bonus targeted at not less than 50% of his base salary, as determined by the Compensation Committee of the Board, taking into account the achievement by the Company of certain performance goals.

      Mr. Kamil has the right to terminate the Kamil Agreement in the event of a material breach by the Company or for other "good reason" (as defined in the Kamil Agreement). In such event, or if the Company terminates Mr. Kamil's employment without cause (as defined in the Kamil Agreement), (i) Mr. Kamil will be entitled to receive a lump sum amount equal to the greater of: (1) the base salary, automobile allowance and annual bonus (in the amount of 50% of his then base salary) that would be payable for the remaining term of the Kamil Agreement had such termination not taken place, and (2) three times the sum of (x) his then base salary plus (y) the annual bonus Mr. Kamil received in the year preceding such termination, (ii) all outstanding equity incentive awards (including stock options) will immediately vest and remain exercisable for a period of one year following the date of such termination (or, if earlier, until the end of the option term), and (iii) Mr. Kamil would be entitled to receive a payment sufficient to offset the effects of any Excise Tax, if a Change of Control (as defined in the Kamil Agreement) of the Company occurs after such termination of employment.

      Upon termination of Mr. Kamil's employment with the Company, following a Change of Control of the Company, Mr. Kamil would (i) be entitled to receive a lump sum amount equal to 2.99 times the average compensation received by Mr. Kamil during the five years immediately preceding such termination, (ii) become vested in all outstanding equity incentive awards (including stock options), (iii) have the right to receive a cash payment equal to the "spread" on all outstanding stock options, and
(iv) be entitled to a payment sufficient to offset the effects of any Excise Tax.

      During the term of the Kamil Agreement (and, in the event Mr. Kamil terminates his employment other than for good reason or the Company terminates Mr. Kamil's employment for cause, for a period of one year beyond the expiration of the employment term), Mr. Kamil will be subject to certain non-competition requirements.

      Holland & Barrett Agreements. Four members of Holland & Barrett's senior executive staff have service contracts, terminable by the Company upon twelve months' notice. The aggregate commitment for these salaries as of September 30, 2002, was approximately $700,000 per year.

            REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE
             OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

Overview

      The Compensation and Stock Option Committee of the Board of Directors (the "Compensation Committee") oversees the Company's executive compensation programs. The Compensation Committee is composed of three non-officer Directors. The Compensation Committee reviews and approves the compensation philosophy and program design, as well as individual officer base salary, annual cash bonus and stock option grants. Among other responsibilities, the Compensation Committee reviews and approves various officer and general associate compensation and benefits policies and practices.

Executive Officer Compensation Policies

      Overall compensation generally includes base salary, stock options, executive benefits, and in certain years, a performance bonus. Factors considered have typically included the results of the performance review of each executive officer's performance and an evaluation of the significance of the executive's contribution to the Company. The overall compensation program has been designed to attract and retain experienced and well-qualified executive officers who will enhance the performance of the Company.

      The Compensation Committee believes that Company tenure and the level of responsibility undertaken by individual executives should be appropriately reflected in the establishment of base salary amounts. Additionally, the Compensation Committee believes that the performance-based bonus structure is of key importance. Accordingly, for officers in charge of sales divisions, a material portion of total bonus eligibility is tied to year-to-year improvement in financial and operational indicators measured at the divisional level. For officers in charge of corporate departments, bonuses are based in large part on improvements in the performance of that department. The Compensation Committee believes that these standards serve to align the interests of executives with those of stockholders.

      The Company has attempted to set the base salary of its officers to be competitive within the nutritional supplement industry. In addition, base salaries have reflected the Company's operating philosophy, strategic direction and cost-conscious orientation. The Company conducts performance reviews to determine and adjust each executive officer's base salary. During the past 10 years, stock options have generally been a component of officers' total compensation. Since stock options, when granted, are exercisable pursuant to the terms of the Company's stock option plans over a ten-year period, their ultimate value is dependent on the long-term appreciation of the Company's stock price. Such options are intended to increase officers' equity interests in the Company, providing executives with the opportunity to share in the future value they are responsible for creating. In addition to the standard benefits offered to its officers, the Company provides company cars to all of its executive officers.

      The Compensation Committee has determined generally to retain base salary, stock options, benefits and performance bonuses as components in the Company's overall executive compensation. In setting the compensation levels for executive officers, the Compensation Committee expects to be guided by the following considerations:

      -compensation levels should be competitive with compensation generally being paid to executives in other nutritional supplement companies;

      -a significant portion of each officer's compensation may be awarded in the form of stock options to closely link stockholder and executive interests and to encourage stock ownership by executive officers;

      -each individual officer's compensation should, to the extent possible, reflect the performance of the Company as a whole, the performance of the officer's business unit, and the performance of the individual executive; and

      -executive compensation should reflect the Company's unique, entrepreneurial and cost-conscious orientation.

Summary

      The Compensation Committee is committed to attracting, motivating and retaining individuals who will help the Company meet the increasing challenges of the nutritional supplement industry. The Compensation Committee recognizes its responsibility to the Company's stockholders to increase the value of the Common Stock and intends to continue to review, establish and implement compensation policies that are consistent with competitive practices, are based on the Company's and the officers' performance and permit the Company to attract, motivate and retain executives who will lead the Company.

      The Compensation Committee annually establishes the base salaries, subject to the approval of the Board of Directors, and incentive compensation which will be paid to the Company's executive officers. In setting compensation, the Compensation Committee generally takes into account a number of factors, including the Company's results of operations and other Company performance measures, competitive compensation data, comparisons of salaries, incentive compensation terms and responsibilities among the Company's executive officers, the desired proportion of incentive compensation in the officer's total compensation and qualitative factors bearing on an individual's experience, responsibilities, management and leadership abilities and job performance. The Compensation Committee does not generally assign greater weight to any one or more such factors than to others.

      Section 162(m) of the Code limits the Company to a deduction for federal income tax purposes of no more than $1 million of compensation paid to certain executive officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code. The Compensation Committee has determined that the performance bonuses, which are based upon the performance of the Company or its relevant division or operating unit, and stock options granted by the Compensation Committee under the Company's stock option plans with an exercise price at least equal to the fair market value of the Company's Common Stock on the date of grant shall be treated as "performance-based compensation."

Chief Executive Officer Compensation

      Scott Rudolph was the Company's Chief Executive Officer during the 2002 Fiscal Year. Mr. Rudolph's compensation for the 2002 Fiscal Year was comprised of base salary and bonus. In determining Mr. Rudolph's compensation, the Compensation Committee considered (i) the compensation of Chief Executive Officers in other publicly held and similarly sized companies, including companies operating in the Company's industry, (ii) the Company's revenue growth and performance against its business plan, and (iii) Mr. Rudolph's individual performance. In particular, the Compensation Committee considered Mr. Rudolph's significant contributions to the operations of the Company, including, among others, Mr. Rudolph's identifying and facilitating corporate acquisitions as well as integrating the acquisitions into the Company.

                                       COMPENSATION COMMITTEE

                                       Arthur Rudolph, Chairman
                                       Alfred Sacks
                                       Glenn Cohen

      The foregoing report of the Compensation Committee is not "soliciting material" and shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Securities Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Compensation Committee Interlocks and Insider Participation

      None.

                        REPORT OF THE AUDIT COMMITTEE

      The following is the report of the Audit Committee with respect to the Company's audited financial statements for the 2002 Fiscal Year.

      The Audit Committee has reviewed and discussed the Company's audited financial statements for the 2002 Fiscal Year with management. The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company's independent accountants, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as modified or supplemented, which includes, among other items, matters related to the conduct of the audit of the Company's financial statements. The Audit Committee has also received written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1, as modified or supplemented, which relates to the accountant's independence from the Company and its related entities, and has discussed with PricewaterhouseCoopers LLP their independence from the Company.

      The Audit Committee acts pursuant to the Audit Committee Charter. Each of the members of the Audit Committee qualifies as an "independent" Director under the current listing standards of the Nasdaq Stock Market, where the Company's stock is quoted.

      The accounting firm of PricewaterhouseCoopers LLP served as the Company's independent auditor for the 2002 Fiscal Year. As stated in Proposal Two, the Board has appointed PricewaterhouseCoopers LLP to serve as the Company's independent auditors for the fiscal year ending September 30, 2003.

      Audit services performed by PricewaterhouseCoopers LLP during the 2002 Fiscal Year consisted of the examination of the Company's financial statements and services related to the Company's filings with the Securities and Exchange Commission ("SEC"). Other services provided by PricewaterhouseCoopers LLP during the 2002 Fiscal Year included tax compliance and planning advice and financial information systems design and implementation. All fees paid to PricewaterhouseCoopers LLP and all services provided by PricewaterhouseCoopers LLP during the 2002 Fiscal Year were reviewed and considered for independence by the Audit Committee.

      Aggregate fees for professional services rendered for the Company by PricewaterhouseCoopers LLP as of or for the years ended September 30, 2002 and 2001 were as follows:


                           2002         2001
                           ----         ----

      Audit             $  472,077    $385,705
      Audit Related              -     217,949
      Tax                  511,250     226,950
      All Other            892,963           -
                        ----------    --------
      Total             $1,876,290    $830,604
                        ==========    ========

      The Audit fees for the years ended September 30, 2002 and 2001, respectively, were for professional services rendered for the audits of the consolidated financial statements of the Company and statutory audits.

      The Audit Related fees as of the year ended September 30, 2001 were for services related to audits in connection with acquisitions, internal control reviews, and consultants concerning financial accounting and reporting standards.

      Tax fees as of the years ended September 30, 2002 and 2001, respectively, were for services related to: tax compliance, international tax planning and strategies, and state and local tax advice.

      All Other fees as of the year ended September 30, 2002 were for services rendered for assistance in connection with the implementation of an information systems module.

      The Company's Audit Committee reviewed and approved each audit and non-audit service on a case-by-case basis before such service was undertaken. The Audit Committee is in the process of establishing a subcommittee to approve non-audit services and pre-approval policies for such subcommittee. The Company is adopting certain components of the proxy fee disclosure requirements prior to the time such components become mandatory. These components would otherwise become mandatory in the Company's Form 10-K for the 2004 fiscal year.

      Based on the review and discussion referred to above, the Audit Committee recommended to the Company's Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the 2002 Fiscal Year.

                                       AUDIT COMMITTEE

                                       Michael L. Ashner, Chairman
                                       Aram G. Garabedian
                                       Nathan Rosenblatt

                        STOCK PRICE PERFORMANCE GRAPH

      The following graph illustrates, for the period from September 30, 1997 (Base Year) through September 30, 2002, the cumulative total stockholder return of $100 invested in (1) The Company's Common Stock, (2) Nasdaq Stock Market (U.S.) and (3) Nasdaq Health Services. The comparisons reflected in the graph are not intended to forecast the future performance of the Company's common stock and may not be indicative of such future performance.


                              Sept-97    Sept-98    Sept-99    Sept-00    Sept-01    Sept-02
                              -------    -------    -------    -------    -------    -------

NBTY, INC.                      100      111.83     108.28      92.75     186.89     184.33
NASDAQ STOCK MARKET (U.S.)      100      101.58     165.72     220.07      89.94      70.84
NASDAQ HEALTH SERVICES          100       67.27      62.76      72.22      88.72      80.2

* $100 Invested on 9/30/97 in stock or index-including reinvestment of dividends. Fiscal year ending September 30.

           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act requires the Company's officers and Directors, and persons who own more than ten percent of the registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, Directors and greater than ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during the 2002 Fiscal Year, its officers, Directors and greater than ten percent beneficial owners complied with all applicable Section 16(a) filing requirements.

               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The Company has had, and in the future may continue to have, business transactions with firms affiliated with certain of the Company's Directors and officers. Each such transaction is in the ordinary course of the Company's business.

      During the 2002 Fiscal Year, the following transactions occurred:

      A. Gail Radvin, Inc., a corporation wholly-owned by Gail Radvin, received commissions from the Company totaling approximately $585,000 on account of sales in certain foreign countries and had trade receivable balances of approximately $3,632,000 as of September 30, 2002. Gail Radvin is the sister of Arthur Rudolph (a Director of the Company) and the aunt of Scott Rudolph (Chairman and Chief Executive Officer).

      B. The Company paid $400,000 to Rudolph Management Associates, Inc., pursuant to the Consulting Agreement between the Company and Rudolph Management Associates, Inc. Mr. Arthur Rudolph, a Director of the Company, is the President of Rudolph Management Associates, Inc.

      C. Glenn-Scott Landscaping & Design, a company owned by the brother of Glenn Cohen, a Director of the Company, performed landscaping and maintenance on the Company's properties and received approximately $93,000 in compensation during the 2002 Fiscal Year.

      D. Certain members of the immediate families (as defined in Rule 404 of Regulation S-K) of Arthur Rudolph, Scott Rudolph and Michael Slade (each a Director of the Company) are employed by the Company. During the 2002 Fiscal Year, these immediate family members received aggregate compensation from the Company totaling approximately $937,000 for services rendered by them as employees of the Company.

PROPOSAL 2.

             RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Board of Directors has appointed PricewaterhouseCoopers LLP as independent auditors of the Company to audit its consolidated financial statements for the fiscal year ending September 30, 2003.

      PricewaterhouseCoopers LLP has served the Company and its subsidiaries as independent auditors for many years. Representatives of PricewaterhouseCoopers LLP will be present at the Meeting, will have an opportunity to make a statement if they desire to do so and will respond to appropriate questions from stockholders.

      Additional information regarding fees paid to PricewaterhouseCoopers LLP can be found in the "Report of the Audit Committee" beginning on page 14.

Vote Required for Ratification of Appointment of Independent Auditors

      Stockholder approval is not required for the appointment of PricewaterhouseCoopers LLP, as the Board of Directors has the responsibility for selecting auditors. However, the appointment is being submitted for ratification at the Meeting. No determination has been made as to what action the Board of Directors would take if stockholders do not ratify the appointment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2003.

                          EXPENSES OF SOLICITATION

      All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company. In addition to solicitation by use of the mails, proxies and voting instruments may be solicited by Directors, officers and employees of the Company in person or by Internet, telephone, telegram or other means of communication. American Stock Transfer & Trust Company ("AST") is the Company's transfer agent, and as part of the Company's annual fee and services arrangement with AST, AST assists in the solicitation and distribution of proxies at no additional charge. AST will be reimbursed for its out-of-pocket expenses in connection with its services. The Company's Directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Arrangements will also be made with brokers, custodians, nominees and fiduciaries for forwarding proxy solicitation materials to beneficial owners of shares held of record by such brokers, custodians, nominees and fiduciaries, and the Company will reimburse such brokers, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

               PROCEDURE FOR SUBMITTING STOCKHOLDER PROPOSALS

      Pursuant to Rule 14a-8 under the Securities Exchange Act, stockholders may present proper proposals for inclusion in the Company's proxy statement and proxy and for consideration at the next Annual Meeting of its stockholders by submitting their proposals to the Company in a timely manner. In order to be so included for the next Annual Meeting, stockholder proposals must be received by the Company no later than December 19, 2003, and must otherwise comply with the requirements of Rule 14a-8. In addition, the Company's Amended and Restated By-laws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in the Company's proxy statement, to be brought before an Annual Meeting of stockholders. In general, notice must be received by the Secretary of the Company not less than 70 days nor more than 120 days prior to the anniversary date of the immediately preceding Annual Meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. If the date of the Annual Meeting is more than 30 days earlier or more than 60 days later than such anniversary date, notice must be received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 70th day prior to such Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. If a stockholder who has notified the Company of his or her intention to present a proposal at an Annual Meeting does not appear or send a qualified representative to present his or her proposal at such meeting, the Company need not present the proposal for a vote at such meeting.

                                OTHER MATTERS

      The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

      A copy of the Company's Annual Report on Form 10-K for the 2002 Fiscal Year, as filed with the SEC, excluding exhibits, may be obtained by stockholders without charge by written request addressed to: NBTY, Inc., 90 Orville Drive, Bohemia, New York 11716, Attention: Secretary or may be accessed on the Internet at: http://www.NBTY.com.

                                       BY ORDER OF THE BOARD OF DIRECTORS,

                                       /s/ Scott Rudolph

                                       Scott Rudolph
                                       Chairman of the Board and
                                       Chief Executive Officer

Bohemia, New York
April 21, 2003

                                 NBTY, INC.
                              90 Orville Drive
                          Bohemia, New York  11716

                Annual Meeting of Stockholders to be held on
                   May 12, 2003 at 10:00 A.M., Local Time

      The undersigned hereby appoints Harvey Kamil and Michael C. Slade as Proxies, each with the power to appoint his substitute, and hereby authorizes them, to represent and vote, as designated on the reverse side, all shares of Common Stock of NBTY, INC. (the "Company") held of record by the undersigned on April 15, 2003, at the Annual Meeting of Stockholders to be held at the Wyndham Wind Watch Hotel, 1717 Motor Parkway, Hauppauge, New York 11788, on May 12, 2003 at 10:00 AM, local time, for the purpose of considering and taking action on the proposals set forth on the reverse side:

              (Continued and to be signed on the reverse side)

                       Annual Meeting of Stockholders

                                 NBTY, INC.

                                May 12, 2003


                         Please date, sign and mail
                           your proxy card in the
                          envelope provided as soon
                                as possible.

               Please detach and mail in the envelope provided

-------------------------------------------------------------------------------
THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NBTY, INC.
            DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF DIRECTORS
                          AND A VOTE FOR PROPOSAL 2.
       PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
        PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
-------------------------------------------------------------------------------

1.  Election of Directors:

[ ] FOR ALL NOMINEES                 Nominees: O Aram G. Garabedian
                                               O Bernard G. Owen
[ ] WITHHOLD AUTHORITY                         O Alfred Sacks
    FOR ALL NOMINEES

[ ] FOR ALL EXCEPT
    (See Instructions below)

INSTRUCTION:  To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each
              nominee you wish to withhold, as shown here:   *
------------------------------------------------------------------------

                                           FOR      AGAINST      ABSTAIN
2.  RATIFICATION OF PRICEWATERHOUSE-       [ ]        [ ]          [ ]
    COOPERS LLP AS INDEPENDENT CERTIFIED
    PUBLIC ACCOUNTANTS FOR THE FISCAL
    YEAR ENDING SEPTEMBER 30, 2003.

"NOTE" THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

To change the address on your account, please check the box
at right and indicate your new address in the address space        [ ]
above. Please note that changes to the registered name(s) on the account may not be submitted via this method.


-------------------------  ---------   --------------------------  ---------
Signature of Stockholder   Date        Signature of Stockholder    Date
NOTE: Please sign exactly as your name or names appear on this Proxy Card.
      When signing as executor, administrator, attorney, trustee or guardian please give full title as such. If signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                      Annual Meeting of Stockholders of

                                 NBTY, INC.

                                May 12, 2003

                          PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

- or -

TELEPHONE - Call toll-free 1-800-PROXIES from any touch-tone telephone and follow the instructions. Have your control number and the proxy card available when you call.

- or -

INTERNET - Access "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.

COMPANY NUMBER                            ____________________

ACCOUNT NUMBER                            ____________________

CONTROL NUMBER                            ____________________

                           Electronic Distribution
If you would like to receive future NBTY, Inc. proxy statements and annual reports electronically, please visit http://www.amstock.com. Click on Shareholder Account Access to enroll. Please enter your tax identification number and account number to log in, then select Receive Company Mailings via Email.


Please detach and mail in the envelope provided IF you are not voting via telephone or the internet.


-------------------------------------------------------------------------------
THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NBTY, INC.
            DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF DIRECTORS
                          AND A VOTE FOR PROPOSAL 2.
       PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
        PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
-------------------------------------------------------------------------------

1.  Election of Directors:

[ ] FOR ALL NOMINEES                 Nominees: O Aram G. Garabedian
                                               O Bernard G. Owen
[ ] WITHHOLD AUTHORITY                         O Alfred Sacks
    FOR ALL NOMINEES

[ ] FOR ALL EXCEPT
    (See Instructions below)

INSTRUCTION:  To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each
              nominee you wish to withhold, as shown here:   *
------------------------------------------------------------------------

                                           FOR      AGAINST      ABSTAIN
2.  RATIFICATION OF PRICEWATERHOUSE-       [ ]        [ ]          [ ]
    COOPERS LLP AS INDEPENDENT CERTIFIED
    PUBLIC ACCOUNTANTS FOR THE FISCAL
    YEAR ENDING SEPTEMBER 30, 2003.

"NOTE" THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

To change the address on your account, please check the box
at right and indicate your new address in the address space        [ ]
above. Please note that changes to the registered name(s) on the account may not be submitted via this method.


-------------------------  ---------   --------------------------  ---------
Signature of Stockholder   Date        Signature of Stockholder    Date
NOTE: Please sign exactly as your name or names appear on this Proxy Card.
      When signing as executor, administrator, attorney, trustee or guardian please give full title as such. If signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.